UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 17, 2023

MUELLER INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-6770	25-0790410
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

150 Schilling Boulevard	Suite 100
Collierville	Tennessee	38017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(901)	753-3200

Registrant’s Former Name or Address, if changed since last report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	MLI	NYSE

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new of revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 17, 2023, the Board of Directors of Mueller Industries, Inc. (the “Company”) approved amendments to the Company’s bylaws primarily in response to recent changes to the rules of the Securities and Exchange Commission and the Delaware General Corporation Law. A summary of these amendments is set forth below:

•Annual Meetings of Stockholders: Article II, Section 11 was amended to update the procedural mechanics for stockholder nominations of directors in accordance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, and to make certain other changes related to the information required to be provided in connection with such nominations;
•List of Stockholders: Article II, Section 8 was updated in order to remove a requirement that the list of stockholders be available during a meeting of stockholders; and
•Number of Board Members: Article III, Section 1 was updated to reduce the number of directors from nine (9) to eight (8), to reflect the current size of the Board.

The foregoing summary does not purport to be a complete description of the Company’s Amended and Restated By-Laws, as adopted and effective on February 17, 2023 (the “Restated By-Laws”) and is qualified in its entirety by reference to the Restated By-Laws, a copy of which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Amended and Restated By-Laws of Mueller Industries, Inc., effective as of February 17, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MUELLER INDUSTRIES, INC.

	By:	/s/ ANTHONY J. STEINRIEDE
	Name:	Anthony J. Steinriede
	Title:	Vice President - Corporate Controller

Date: February 21, 2023

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Mueller Industries, Inc., effective as of February 17, 2023

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